                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               Date of Report (Date of earliest event) May 3, 2000





                     ASSOCIATES CORPORATION OF NORTH AMERICA
             (Exact name of registrant as specified in its charter)




         DELAWARE                                            74-1494554
(State or other jurisdiction                              (I.R.S. Employer
     of incorporation)                                 Identification Number)

                                     1-6154
                            (Commission File Number)

               250 E. Carpenter Freeway, Irving, Texas 75062-2729
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

On May 3, 2000, Associates Corporation of North America (the "Company") publicly released a 1999 annual supplement containing financial information and key data as of and for the years ended December 31, 1995 through December 31, 1999. A copy of the schedule is attached as an Exhibit hereto and incorporated by reference herein. This information should be read in conjunction with the Company's financial statements for the relevant periods.


 Item 7.  Financial Statements and Exhibit

(c)    Exhibit

    20 - 1999 Annual Supplement of Associates Corporation of North America.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASSOCIATES CORPORATION OF NORTH AMERICA





                                    By: /s/ JOHN F. STILLO
                                       -----------------------------------------
                                       Executive Vice President and Comptroller



Date: May 3, 2000

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------


 20           1999 Annual Supplement of Associates Corporation of North America.